Homecomings Financial
----
A GMAC Company


    Certification Regarding Compliance with Applicable Servicing Criteria

1. Homecomings Financial, LLC ("Homecomings") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
    (d) of Item 1122 of Regulation AB, as of and for the 4-month period ending April 30. 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1. 2006 and (ii) unregistered transactions where Homecomings has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which Homecomings acted as a servicer and involving first and second lien mortgage loans and home equity loans (the "HFN Primary Servicing Platform") as set forth in Appendix B hereto.

2. Homecomings has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and Homecomings elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto. Homecomings has policies and procedures in place designed to provide reasonable assurance that the vendors activities comply in all material respects with the servicing criteria applicable to the vendors;

3. Except as set forth in paragraph 4 below, Homecomings used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria:

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" in Appendix A hereto are inapplicable to Homecomings based on the activities it performs, directly or through its Vendors, with respect to the HFN Primary Servicing Platform;

5. Homecomings has complied, in all material respects, with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole, except as described in Appendix C hereto.

6. Homecomings has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole;

7. Homecomings has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HEN Primary Servicing Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on Homecomings's compliance with the applicable servicing criteria for the Reporting Period.


March 17, 2008



                                        Homecomings Financial, LLP

                                        By:/s/Anthony N. Renzi
                                           ------------------------------
                                           Name:  Anthony N. Renzi
                                           Title: Managing Director






                                    APPENDIX A


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                            NOT
                                                                                            Performed         Performed
                                                                                              by                 by
                                                                                            Vendor(s)          Homecomings
                                                                                            for which            or by
                                                                               Performed    Homecomings      subservicer(s)
                                                                               Directly      is the           or vendor(s)
                                                                                  by        Responsible       retained by
                                                                              Homecomings     Party           Homecomings

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in                                            X
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.                                       X
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                      X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the    X
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank             X              X(1)
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor     X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged
                  for such advances, are made, reviewed and approved as            X
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with
                  respect to commingling of cash) as set forth in the                                               X
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured
                  depository institution as set forth in the transaction           X
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act of 1934, as amended
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized    X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                            NOT
                                                                                            Performed         Performed
                                                                                              by                 by
                                                                                            Vendor(s)          Homecomings
                                                                                            for which            or by
                                                                               Performed    Homecomings      subservicer(s)
                                                                               Directly      is the           or vendor(s)
                                                                                  by        Responsible       retained by
                                                                              Homecomings     Party           Homecomings

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all          X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the                                        X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other                                       X
1122(d)(3)(ii)    terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such        X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or        X
1122(d)(3)(iv)    custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related mortgage                                        X
1122(d)(4)(i)     loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Pool assets and related documents are safeguarded as                                              X
1122(d)(4)(ii)    required by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any                                            X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are             X              X(1)
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
1122(d)(4)(iv)    in accordance with the related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's         X
1122(d)(4)(v)     unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                            NOT
                                                                                            Performed         Performed
                                                                                              by                 by
                                                                                            Vendor(s)          Homecomings
                                                                                            for which            or by
                                                                               Performed    Homecomings      subservicer(s)
                                                                               Directly      is the           or vendor(s)
                                                                                  by        Responsible       retained by
                                                                              Homecomings     Party           Homecomings

--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in           X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.          X
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at    X
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related     X
1122(d)(4)(ix)    pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days of full
                  repayment of the related pool assets, or such other number
1122(d)(4)(x)     of days specified in the transaction agreements.                 X
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided         X              X(2)
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the      X
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained
                  by the servicer, or such other number of days specified in       X              X(2)
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction       X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is         X
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------


----------

(1) A vendor posts cash receipts received via lockbox submission to Homecoming's lockbox clearing account.

(2) A vendor provides certain information to Homecomings to assist Homecomings in making tax and insurance payments on behalf of certain obligors.















                   Appendix B

2007-KS3     2006-HSA2     2006-Q07      2006-S12
2007-KS4     2006-HSA3     2006-008      2006-52
2007-QA1     2006-HSA4     2006-009      2006-53
2007-QA2     2006-HSA5     2006-0S1      2006-S4
2007-QA3     2006-KS1      2006-QS10     2006-S5
2007-QH1     2006-KS2      2006-0811     2006-S6
2007-QH2     2006-KS3      2006-QS12     2006-S7
2007-QH3     2006-KS4      2006-0813     2006-S8
2007-QH4     2006-KS5      2006-QS14     2006-S9
2007-001     2006-KS6      2006-QS15     2006-SA1
2007-002     2006-KS7      2006-QS16     2006-SA2
2007-003     2006-KS8      2006-QS17     2006-SP1
2007-QS1     2006-KS9      2006-QS18     2006-SP2
2007-QS2     2006-NC1      2006-0S2      2006-SP3
2007-QS3     2006-NC2      2006-QS3      2006-SP4
2007-QS4     2006-NC3      2006-QS4      2006-WH 1
2007-0S5     2006-QA1      2006-QS5      2006-WH11
2007-QS6     2006-QA10     2006-086      2006-QWH8
2007-RS1     2006-QA11     2006-W7      2006-QWH2O
2007-RZ1     2006-QA2      2006-088
2007-S1      2006-QA3      2006-QS9
2007-S2      2006-QA4      2006-RS1
2007-S3      2006-0A5      2006-RS2
2007-S4      2006-QA6      2006-RS3
2007-SA1     2006-QA7      2006-RS4
2007-SA2     2006-QA8      2006-RS5
2007-SP1     2006-QA9      2006-RS6
2006-EFC1    2006-QH 1     2006-RZ1
2006-EFC2    2006-Q01      2006-RZ2












                               APPENDIX C

1. Certain refunds resulting from payoff transactions were not returned to the obligor within 30 calendar days of full repayment of the related pool asset, as required by criteria 1122(d)(4)(X)(C).